For Release at 4p.m. EDT Tuesday, August 3, 2004

Contacts:
Andrew Kaplan	Jonathan Korzen
Chief Financial Officer	Director of Public Relations
(973) 837-2734	(973) 837-2718
akaplan@audible.com	jkorzen@audible.com

AUDIBLE® REPORTS SECOND QUARTER RESULTS
HIGHLIGHTED BY 86% YEAR-OVER-YEAR CONTENT
AND SERVICES REVENUE GROWTH

Company Achieves Solid Free Cash Flow and Profit Growth

WAYNE, NJ, August 3, 2004— Audible, Inc. (NASDAQ: ADBL), the leading provider of digitally delivered spoken word audio, today announced financial results for the three months ended June 30, 2004.

Second quarter financial and growth highlights include:

•	Net content and services revenue of $7.9 million, up 86% over the second quarter of 2003 and 20% over the first quarter of 2004.
•	Total revenue of $8.1 million, up 82% over the second quarter of 2003 and 19% over the first quarter of 2004.
•	Net income of $237,000 and EPS of $0.01.
•	Free cash flow* of $611,000 as compared to $312,000 in the first quarter of 2004.
•	The addition of 35,250 new customers, of which 24,500, or 70%, were AudibleListener® members.

"Our strong second quarter results demonstrate the key characteristics of our business model: operating efficiencies inherent to digital distribution, the consistent scalability of a steady membership-based recurrent revenue stream, and the additive growth elements of a creative and fast-moving retailer," said Donald Katz, Chairman and CEO, Audible, Inc. "We are particularly pleased by our progress during the quarter as these results come in advance of the expected significant increase in new AudibleReady® digital audio devices during the last half of the year."

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"This was another positive quarter for Audible," added Andrew Kaplan, Chief Financial Officer, Audible, Inc. "Solid gains in AudibleListener membership, combined with strong a la carte sales at audible.com and accelerating sales at the Apple iTunes Music Store resulted in record revenue. While operating expenses remain under tight control, general and administrative expenses in the second quarter were unusually high due to outside legal costs related to business development activities overseas, spending related to Sarbanes-Oxley compliance, and expenses related to the Company’s relisting on Nasdaq."

Other recent highlights:

•	Audible® was relisted on the Nasdaq Small Cap market effective July 1, 2004, and completed a 1-for-3 reverse stock split on June 17.
•	William H. Washecka, a retired Ernst & Young partner who established and managed E&Y’s High Technology and Emerging Business practice before his retirement, joined Audible’s board and has been appointed the Chairman of the Audit Committee.
•	Audible’s distribution partnership with the Apple® iTunes® Music Store was extended to cover the new European versions of the Apple iTunes Music Store.
•	Audible and Samsung Electronics Co. Ltd. announced that hard drive-based MP3 players from Samsung will ship as AudibleReady devices later in the third quarter of 2004.
•	Audible and Soniqcast™ announced that the Soniqcast Element Aireo™ MP3 player is shipping as an AudibleReady® device. The world’s first-ever portable wireless MP3 player is able to receive content wirelessly transferred from listeners’ personal computers.
•	Audible made the first-ever Software Development Kit (SDK) for the digital distribution of the spoken word, available for license in part or whole, to technology and device partners.
•	Retail co-marketing and rebate partnerships were established with Berkshire Hathaway’s Nebraska Furniture Mart and Buy.com.
•	Audible’s Chairman and CEO Donald Katz was named Entrepreneur of the Year in New Jersey by Ernst & Young.

Business Outlook
The Company has raised its expectation of 2004 total revenue to the range of $29.5 million to $31.5 million, up from the previously announced range of $28.0 million to $30.0 million. If the company achieves these results, it would represent a revenue growth rate of 53% to 63% compared to $19.3 million in total revenue in 2003. Management also reaffirmed its estimate of free cash flow for the year of $2.0 million to $2.4 million and its expectations of net income of

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$1.0 million to $1.4 million before dividend and preferred stock conversion charges.

Conference Call
Senior management will host an investor teleconference at 5:00 p.m. EDT today, to discuss these results as well as related financial and operational developments. A live webcast of the conference call is available at www.audible.com/ir for audio streaming access to the call. To participate in the call the dial-in number is (800) 218-9073. The replay of the call will be available starting at 7:00 p.m. EDT on Tuesday, August 3, at (800) 405-2236, passcode 11002808#.

*Use of Non-GAAP Measures
Management believes that free cash flow is a useful measure of liquidity because it includes cash provided by operating activities as well as the impact of cash used for investment in property and equipment. However, this non-GAAP measure should be considered in addition to, not as a substitute for, or superior to, net cash provided by (used in) operating activities, or other financial measures prepared in accordance with GAAP. A reconciliation to the GAAP equivalents of this non-GAAP measure is contained in tabular form on the attached unaudited financial statements.

To enhance the clarity of Audible’s operating expense presentation, certain operating expenses for historical periods in the attached Statements of Operations have been reclassified to conform with newly reclassified current presentation.

About Audible.com:
Audible.com, recently named the best consumer Web service by CNet.com, and one of the "Best of Today’s Web" by PC World, features daily audio editions of The Wall Street Journal and The New York Times — available on a subscription basis in time for the morning drive to work each day—as well as Forbes, Harvard Business Review, Scientific American, and Fast Company. The site offers a powerful collection of audiobook best sellers and classics by authors such as Tom Clancy, Stephen King, John Grisham, Janet Evanovich, James Patterson, the Dalai Lama, David McCullough, Stephen Hawking, William Shakespeare, Emily Dickinson, and Jane Austen. There are also speeches, lectures, and on-demand radio programs including Marketplace, All Things Considered, Car Talk, Fresh Air, and This American Life, and original shows such as RobinWilliams@audible.com. All of the programs at audible.com are available for computer-based playback, burning

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to audio CD, and on-the-go listening using numerous AudibleReady® portable digital audio players offered by leading consumer electronics and computer manufacturers.

About Audible, Inc.:
Audible® (www.audible.com®) is the Internet's leading premium spoken audio source. Content from Audible is downloaded and played back on personal computers, CDs, or AudibleReady® computer-based mobile devices. Audible has more than 50,000 hours of audio programs from more than 185 content partners that include leading audiobook publishers, broadcasters, entertainers, magazine and newspaper publishers, and business information providers. Audible.com is Amazon.com's and the Apple iTunes Music Store’s pre-eminent provider of spoken word products for downloading or streaming via the Web. Additionally, the Company is strategically aligned with Random House, Inc. in the first-ever imprint to produce spoken word content specifically suited for digital distribution, Random House Audible. Among the Company's key business relationships are Apple Corp., Creative Labs, Hewlett-Packard Company, Microsoft Corporation, palmOne, Inc., PhatNoise Inc., RealNetworks, Inc., Rio Audio, Roxio, Inc., Sony Electronics, Texas Instruments Inc., and VoiceAge Corporation.

Audible, www.audible.com, AudibleListener, and AudibleReady are registered trademarks of Audible, Inc. and all are part of the family of Audible, Inc. trademarks.

Other product or service names mentioned herein are the trademarks of their respective owners.

This press release contains information about Audible, Inc. that is not historical fact and may be deemed to contain forward-looking statements about the company. Actual results may differ materially from those anticipated in any forward-looking statements as a result of certain risks and uncertainties, including, without limitation, Audible’s limited operating history, history of losses, uncertain market for its services, and its inability to license or produce compelling audio content and other risks and uncertainties detailed in the company’s Securities and Exchange Commission filings.

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AUDIBLE INC.
COMPARATIVE STATEMENTS OF OPERATIONS

	Three months ended
	June 30,	March 31,
	2004	2004
	(unaudited)	(unaudited)
Revenue:
Consumer content	$7,938,082	$6,675,438
Point of sale rebates	(67,775)	(116,250)
Services	12,901	17,102
Net content and services	7,883,208	6,576,290

Hardware	162,749	181,717
Other	16,131	16,126
Total revenue, net	8,062,088	6,774,133

Operating expenses:
Cost of content and services revenue:
Royalties and other content charges	2,600,606	2,054,162
Discount certificate rebates	305,235	39,100
Total cost of content and services revenue	2,905,841	2,093,262

Cost of hardware revenue	613,568	518,035
Operations	1,196,685	1,143,247
Technology and development	1,280,970	1,255,132
Marketing	999,711	1,152,286
General and administrative	840,537	567,178
Total operating expenses	7,837,312	6,729,140

Income from operations	224,776	44,993

Other income, (expense)
Interest income	44,688	14,967
Interest expense	(14,090)	(2,188)
Total other income, net	30,598	12,779

Income before income taxes	255,374	57,772

Income taxes	(18,789)	-

Net income	236,585	57,772

Dividends on convertible preferred stock	-	(614,116)
Charges related to conversion of convertible preferred stock	-	(9,873,394)
Total preferred stock expense	-	(10,487,510)

Net income (loss) applicable to common shareholders	$236,585	$(10,429,738)

Basic net income (loss) per common share	$0.01	$(0.56)

Weighted average basic common shares outstanding	21,238,711	18,664,387

Diluted net income (loss) per common share	$0.01	$(0.56)

Weighted average diluted shares outstanding	23,620,502	18,664,387

6

AUDIBLE INC.
STATEMENTS OF OPERATIONS

	Three months ended		Six Months ended
	June 30,		June 30,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
Revenue, net:
Consumer content	$7,938,062	$4,204,999	$14,613,500	$8,092,584
Point of sale rebates	(67,755)	-	(184,005)	-
Services	12,901	30,485	30,003	58,581
Net content and services	7,883,208	4,235,484	14,459,498	8,151,165

Hardware	162,749	175,109	344,466	352,324
Other	16,131	16,126	32,257	32,252
Total revenue, net	8,062,088	4,426,719	14,836,221	8,535,741

Operating Expenses:
Cost of content and services revenue:
Royalties and other content charges	2,600,606	1,137,954	4,654,768	2,103,583
Discount certificate rebates	305,235	-	344,335	-
Total cost of content and services revenue	2,905,841	1,137,954	4,999,103	2,103,583

Cost of hardware revenue	613,568	512,508	1,131,603	1,060,812
Operations	1,196,685	912,476	2,339,932	1,886,326
Technology and Development	1,280,970	1,188,460	2,536,102	2,440,433
Marketing	999,711	1,095,215	2,151,997	2,558,279
General and administrative	840,537	497,213	1,407,715	1,207,088
Total operating expenses	7,837,312	5,343,826	14,566,452	11,256,521

Income (loss) from operations	224,776	(917,107)	269,769	(2,720,780)

Other income, (expense)
Interest income	44,688	4,097	59,655	10,012
Interest expense	(14,090)	-	(16,278)	-
Total other income, net	30,598	4,097	43,377	10,012

Income (loss) before taxes	255,374	(913,010)	313,146	(2,710,768)

Income taxes	(18,789)	-	(18,789)	-

Net income (loss)	236,585	(913,010)	294,357	(2,710,768)

Dividends on convertible preferred stock	-	(376,982)	(614,116)	(740,631)
Charges related to conversion of convertible preferred stock	-	-	(9,873,394)	-
Total preferred stock expense	-	(376,982)	(10,487,510)	(740,631)

Net income (loss) applicable to common shareholders	$236,585	$(1,289,992)	$(10,193,153)	$(3,451,399)

Basic net income (loss) per common share	$0.01	$(0.12)	$(0.51)	$(0.34)

Weighted average basic common shares outstanding	21,238,711	10,332,648	19,936,969	10,173,370

Diluted net income (loss) per common share	$0.01	$(0.12)	$(0.51)	$(0.34)

Weighted average diluted shares outstanding	23,620,502	10,332,648	19,936,969	10,173,370

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AUDIBLE INC.
CONDENSED BALANCE SHEETS

	June 30,	December 31,
Assets	2004	2003
	(unaudited)

Current Assets
Cash and cash equivalents	$10,412,267	$9,074,987
Accounts receivable, net of allowance	442,984	245,641
Royalty advances	13,800	72,338
Prepaid expenses and other current assets	934,340	596,720
Inventory	202,932	99,936
Total current assets	12,006,323	10,089,622

Property and equipment, net	998,538	272,851
Other assets	20,805	418,524

Total Assets	$13,025,666	$10,780,997

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$489,934	$526,359
Accrued expenses and compensation	3,449,855	2,809,860
Royalty obligations	280,500	408,000
Capital lease obligations	424,737	-
Deferred revenue and advances	1,071,838	873,520
Total current liabilities	5,716,864	4,617,739

Deferred cash compensation	-	58,750

Stockholders' Equity
Convertible preferred stock: Series A	-	13,027,375
Convertible preferred stock: Series B	-	1,137,500
Common stock	214,935	150,156
Additional paid-in capital	139,253,697	110,507,840
Deferred compensation and services	(183,999)	(239,425)
Notes due from stockholders for common stock	-	(58,750)
Treasury stock at cost	(184,740)	(184,740)
Accumulated deficit	(131,791,091)	(118,235,448)
Total Stockholders' Equity	7,308,802	6,104,508

Total Liabilities and Stockholders' Equity	$13,025,666	$10,780,997

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AUDIBLE INC.
CONDENSED STATEMENTS OF CASH FLOWS

	Three months ended		Six months ended
	June 30,		June 30,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net income (loss)	$236,585	$(913,010)	$294,357	$(2,710,768)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	144,902	95,525	255,426	308,066
Services rendered for common stock and warrants	163,246	155,985	432,328	740,690
Non-cash compensation charge	21,313	37,210	55,426	110,488
Non-cash forgiveness of notes due from stockholders for common stock	-	-	-	198,995
Deferred cash compensation	(55,000)	-	(58,750)	-
Changes in assets and liabilities:
Accounts receivable, net	(105,898)	(69,901)	(197,343)	(121,468)
Royalty advances	25,412	(2,959)	58,538	(130,700)
Prepaid expenses and other current assets	(374,201)	84,872	(337,620)	210,358
Inventory	(14,380)	(82,685)	(102,996)	(222,928)
Other assets	399,748	(86,769)	397,719	(86,769)
Accounts payable	(198,051)	(208,118)	(36,425)	(79,276)
Accrued expenses and compensation	599,834	334,622	647,495	389,926
Royalty obligations	(40,000)	(57,500)	(127,500)	(18,500)
Deferred revenue and advances	203,702	260,463	198,318	217,020

Net cash provided by (used in) operating activities	1,007,212	(452,265)	1,478,973	(1,194,866)

Cash flows from investing activities:
Purchases of property and equipment	(113,310)	(18,569)	(237,811)	(41,187)
Net cash used in investing activities	(113,310)	(18,569)	(237,811)	(41,187)

Cash flows from financing activities:
Proceeds from exercise of common stock warrants	25,000	-	27,500	-
Proceeds from exercise of common stock options	104,855	-	328,433	-
Payments received on notes due from stockholders for common stock	55,000	-	58,750	-
Principal payments made on capital lease obligations	(283,099)	-	(318,565)	-
Net cash (used in) provided by financing activities	(98,244)	-	96,118	-

Increase (decrease) in cash and cash equivalents	795,658	(470,834)	1,337,280	(1,236,053)

Cash and cash equivalents at beginning of period	9,616,609	2,056,861	9,074,987	2,822,080
Cash and cash equivalents at end of period	$10,412,267	$1,586,027	$10,412,267	$1,586,027

Non-cash investing and financing activities:
Purchase of property and equipment through capital leases	$305,813	$-	$743,302	$-
Reversal of unused accrued expense related to Series C financing	7,500	-	7,500	-
	$313,313	$-	$750,802	$-

Non-GAAP Free Cash Flow reconciliation:
Net cash provided by (used in) operating activities	$1,007,212	$(452,265)	$1,478,973	$(1,194,866)
Purchases of property and equipment and capital lease payments	(396,409)	(18,569)	(556,376)	(41,187)

Non-GAAP Free Cash Flow	$610,803	$(470,834)	$922,597	$(1,236,053)